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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)   March 10, 2004
                                                   ---------------




                           YELLOW ROADWAY CORPORATION
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             (Exact name of registrant as specified in its charter)




           Delaware                     0-12255                   48-0948788
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(State or other jurisdiction          (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)




         10990 Roe Avenue, Overland Park, Kansas             66211
        ------------------------------------------         ----------
         (Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code     (913) 696-6100
                                                     -------------------


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial statements of businesses acquired.
              Not applicable

         (b)  Pro forma financial information.
              Not applicable

         (c)  Exhibits.
              99.1      Press Release dated March 10, 2004.


Item 9.  Regulation FD Disclosure

On March 10, 2004, Yellow Roadway Corporation increased its first quarter 2004 earnings per share guidance. The public announcement was made by means of a press release, the text of which is set forth in Exhibit 99.1 hereto.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  YELLOW ROADWAY CORPORATION
                                              ----------------------------------
                                                     (Registrant)

Date:    March 11, 2004                       By: /s/ Donald G. Barger, Jr.
     -----------------------                  ----------------------------------
                                              Donald G. Barger, Jr.
                                              Senior Vice President and Chief
                                              Financial Officer